ALPS ETF TRUST

ALPS Equal Sector Weight ETF

Supplement dated July 17, 2009 to the currently effective Prospectus for the above listed Fund:

1.

The last sentence of the first paragraph under “ALPS Equal Sector Weight ETF - Index Description” is deleted in its entirety and replaced with the following:

“At all times, the Bank of America Securities - Merrill Lynch Equal Sector Weight Index will be comprised of the Underlying Sector Indexes which in turn are comprised of the constituents in the S&P 500, albeit in different weights than in the S&P 500 due to the Bank of America Securities - Merrill Lynch Equal Sector Weight Index’s equal weighting methodology.”

2.

After the paragraph entitled “ALPS Equal Sector ETF - Primary Investment Risks - Underlying Sector ETFs Risk,” the following is hereby added:

“Non-Correlation Risk.  The Fund attempts to match the performance of the Underlying Index by investing in the Underlying Sector ETFs which track the Underlying Sector Indexes rather than investing directly in the stocks which comprise the Underlying Sector Indexes.  Accordingly, any differences between the return of an Underlying Sector ETF and its Underlying Sector Index will be reflected in the return of the Fund and thus may lead to the Fund not matching the returns of the Underlying Index.  See “Risks of Underlying Sector ETFs - Non-Correlation Risk.”  In addition, the Fund’s investments in Underlying Sector ETFs may cause the Fund to (a) incur a number of operating expenses not applicable to the Underlying Index and (b) incur costs in buying and selling shares of the Underlying Sector ETFs, especially when rebalancing the Fund’s holdings in Underlying Sector ETFs to reflect changes in the composition of the Underlying Index.  These expenses and costs may lead to further differences between the Fund’s return and that of the Underlying Index.”

3.

The second paragraph under “Risks of Underlying Sector ETFs - Non-Correlation Risk” is hereby deleted in its entirety and replaced with the following:

“Since an Underlying Sector Index is not subject to the diversification requirements to which its respective Underlying Sector ETF must adhere, an Underlying Sector ETF may be required to deviate its investments from the securities and relative weightings of its Underlying Sector Index.  An Underlying Sector ETF may not invest in certain securities included in its Underlying Sector Index due to liquidity constraints. Liquidity constraints may delay an Underlying Sector ETF’s purchase or sale of securities included in its Underlying Sector Index. For tax efficiency purposes, an Underlying Sector ETF may sell certain securities to realize losses, causing it to deviate from the Underlying Sector Index.”

4.

The first sentence under “Secondary Investment Strategies” is hereby deleted in its entirety and replaced with the following:

“The Fund will normally invest at least 90% of its total assets in the shares of Underlying Sector ETFs which track the Underlying Sector Indexes included in the Underlying Index.”

5.

The last sentence of the first paragraph under “Other Information” is hereby deleted in its entirety and replaced with the following:

“The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.  However, this relief is not available for investments by registered investment companies in the Fund, since the Fund operates as a “fund-of-funds” by investing in the Underlying Sector ETFs.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.